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EXHIBIT 10.7


                       FIRST AMENDMENT TO MASTER AGREEMENT

                                       AND

                 FIRST AMENDMENT TO SOFTWARE SECURITY AGREEMENT

         This First Amendment to Master Agreement and First Amendment to Software Security Agreement dated as of April ___, 2002 ("FIRST AMENDMENT"), is executed by and among the parties set forth on the signature pages hereto.

                                    RECITALS

         A. ORIGINAL  AGREEMENT.  The parties hereto are parties to that certain
Master  Subordination,   Waiver,  Release  and  Indemnification  Agreement  (the
"ORIGINAL AGREEMENT"), dated as of March 27, 2002.

         B. ORIGINAL SOFTWARE SECURITY AGREEMENT. Watley has executed that certain Security Agreement (the "ORIGINAL SOFTWARE SECURITY AGREEMENT") dated as of March 27, 2002, for the benefit, INTER ALIA, of Penson.

         C. DEFINED TERMS. Each capitalized term that is not otherwise defined herein shall have the meaning ascribed to such term in the Original Agreement.

         D. ADDITIONAL OBLIGATIONS. Penson has agreed (i) to lend an additional $200,000 to Watley, to be evidenced by an increase in the principal balance of, and an amendment to, the Penson Note, and (ii) to lease certain equipment to Watley or Watley, Inc., pursuant to a Master Lease Agreement ("LEASE") of even date herewith.

         E. AMENDMENTS. As a condition precedent to (i) advancing such additional $200,000, and (ii) leasing such equipment, Penson has required, and the other parties hereto have agreed, that the Original Agreement and the Original Software Security Agreement shall be amended as set forth herein, and that as a result, all of the references in the Transaction Documents shall be correspondingly amended.

         F. MASTER AGREEMENT; SOFTWARE SECURITY AGREEMENT. The Original Agreement, as amended by this First Amendment, shall be the "MASTER AGREEMENT," as such term is used in the Transaction Documents. The Original Software Security Agreement, as amended by this First Amendment, shall be the "SOFTWARE SECURITY AGREEMENT," as such term is used in the Transaction Documents.

                                    AGREEMENT

         In consideration of the agreements contained herein, the parties hereto hereby agree as follows:

                  Section 1. AMENDMENT OF PENSON NOTE. The Parties hereto recognize and agree that, from and after the effective date hereof, the term "PENSON NOTE" as used in any of the Transaction Documents, shall mean and refer to that certain promissory note, dated as of March 27, 2002, executed by Watley,

                                       1
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payable to the order of Penson, in the original  principal amount of $1,600,000, as such principal amount has been increased to $1,800,000 pursuant to that certain First Amendment to Promissory Note (Penson), of even date herewith.

                  Section 2. AMENDMENT OF SENIOR INDEBTEDNESS AND OBLIGATIONS. The parties hereto recognize and agree that, from and after the effective date hereof, (a) the term "SENIOR INDEBTEDNESS," as used in Article III of the Master Agreement, shall mean and refer to all amounts owing to Penson under (i) the Original Penson Loan, (ii) the Penson Loan (as modified by the amendment to the defined term "Penson Note" effected by this First Amendment) and (iii) the Lease, and (b) the term "OBLIGATIONS," as used in the Software Security Agreement, shall include, INTER ALIA, amounts owing to Penson under (i) the Penson Loan (as modified by the amendment to the defined term "Penson Note" effected by this First Amendment) and (ii) the Lease.

                  Section 3. INTENTION OF THE PARTIES CONCERNING PARI PASSU STATUS OF SENIOR INDEBTEDNESS.

                  (a) Section 3.06(b) of the Original Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           (b) DMG LOAN AND SENIOR INDEBTEDNESS.  Penson and the
                  DMG Group agree that, subject to (i) the Software Security Agreement, (ii) the Intercreditor Agreement, (iii) the Lease, and (iv) Recital Q above, the Senior Indebtedness and the DMG Loan shall rank pari passu in priority of payment.

                  (b) By agreeing that the Senior Indebtedness and the DMG Loan rank pari passu, subject to certain exceptions, the parties intend that
         (i) Penson is the exclusive owner of the equipment covered by the Lease and shall have the exclusive right to the proceeds of any sale thereof,
         (ii) until all of the obligations secured by the Software Security Agreement are irrevocably paid in full, all revenues in respect of, and all proceeds from the sale of, any assets covered by the Software Security Agreement shall be paid to Penson to be applied to such obligations, and (iii) clause (x) of Recital Q of the Original Agreement shall be deleted and the following shall be substituted in lieu thereof:

                           (x) in the case of Penson, the sum of (i) any remaining outstanding aggregate balance of the Penson Loan, plus (ii) all payments due but unpaid to Penson by Watley under the Lease or . . . .

                  Section 4. RELEASE. The parties hereto recognize that Graylen, Inc., a Delaware corporation ("GRAYLEN") is providing consulting services both to Penson and to Watley. The parties hereto consent to Graylen`s provision of consulting services to both Penson and Watley and waives any actual or potential claim arising out of any actual or alleged conflict of interest resulting from Graylen`s provision of consulting services to both Penson and Watley. The consents and waivers contained in the preceding sentence are granted by the parties hereto only after careful consideration of the consequences thereof.


                                       2
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                  Section 5.  AMENDMENT  OF  SOFTWARE  SECURITY  AGREEMENT.  The
defined term "Obligations" in the Original Software Security Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

                  "OBLIGATIONS": The unpaid principal amount of, and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, together with all other obligations and liabilities of the Borrower or any of the Borrower`s subsidiaries or affiliates to Penson, or to any of Penson`s subsidiaries or affiliates, whether such obligations or liabilities are direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred or acquired, which may arise under, out of, or in connection with (i) the Master Agreement, (ii) the other Transaction Documents (including this Security Agreement), or (iii) any other document regardless of whether originally made, delivered, or given by the Borrower or any of the Borrower`s subsidiaries or affiliates to Penson or to any other Person, and regardless of whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lenders) or otherwise.

                  Section 6. TRANSACTION DOCUMENTS. The Lease shall be a "Transaction Document." Each amendment now or hereafter made to any Transaction Documents shall, itself, be a "Transaction Document." Each reference to a Transaction Document in any other Transaction Document shall mean and refer to such Transaction Document as now or hereafter amended.

                  Section 7. CONFIRMATION OF AGREEMENTS AND REPRESENTATIONS. Except as set forth on EXHIBIT A hereto, which exceptions could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in the Penson Note), each party hereto confirms and agrees to each of the covenants, representations, and warranties applicable to such party set forth in Article VIII of the Master Agreement and each of the other Transaction Documents as of the date hereof.

                  Section 8. EFFECT OF AMENDMENT. Except as expressly stated herein or as otherwise expressly agreed by the parties thereto, (a) the Transaction Documents are and shall be unchanged and remain in full force and effect, and (b) this First Amendment shall not constitute a waiver of any Default or Event of Default (as such capitalized terms are defined in the Penson
Note), or a waiver of the right of Penson to insist upon compliance with any term, covenant, condition, or provision of the Transaction Documents, as amended hereby. Except as specifically stated herein, the execution and delivery of this First Amendment shall in no way release, harm or diminish, impair, reduce or otherwise affect, the respective obligations and liabilities of the parties under the Transaction Documents, all of which shall continue in full force and effect.

                  Section 9. MISCELLANEOUS. This First Amendment is a contract made under and shall be construed in accordance with and governed by the laws of the state of New York. This First Amendment shall benefit and bind the parties


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hereto and their respective assigns, successors and legal representatives.  This
First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. All titles or headings to the sections or other divisions of this First Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or the divisions, such other content being controlling as to the agreement between the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                 PENSON FINANCIAL SERVICES, INC., a
                                 North Carolina corporation

                                 By:
                                     ----------------------------------------

                                 Name:
                                          -----------------------------------

                                 Title:
                                        -------------------------------------



                                 SDS MERCHANT FUND, L.P., a Delaware limited partnership

                                     By:
                                       ----------------------------------------
                                       SDS Capital Partners, LLC, its general
                                       partner


                                       By:
                                         --------------------------------------
                                         Steven Derby, Managing Member



                                 DMG  LEGACY  INTERNATIONAL  LTD.,  a
                                 British  Virgin  Islands  corporation

                                 By:
                                     ----------------------------------------

                                 Name:
                                          -----------------------------------

                                 Title:
                                        -------------------------------------



                                 DMG  LEGACY   INSTITUTIONAL  FUND,
                                 LLC,  a  Delaware  limited liability company

                                      By:
                                          -----------------------------------

                                      Name:
                                          -----------------------------------

                                      Title:
                                          -----------------------------------


                                        5
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                                 DMG LEGACY FUND, LLC, a Delaware limited
                                 liability company

                                      By:
                                          -----------------------------------

                                      Name:
                                           ----------------------------------

                                      Title:
                                           ----------------------------------



                                 A. B. WATLEY  GROUP INC., a
                                 Delaware corporation

                                 By:
                                     ------------------------------------------

                                 Name:
                                     ------------------------------------------

                                 Title:
                                     ------------------------------------------



                                 A. B.  WATLEY,  INC., a New
                                 York corporation

                                 By:
                                     ------------------------------------------
                                 Name:
                                     ------------------------------------------

                                 Title:
                                        ---------------------------------------



                                 RELATED PARTIES:



                                 ---------------------------------------------
                                 ROBERT MALIN


                                 ---------------------------------------------
                                 STEVEN MALIN


                                 ---------------------------------------------
                                 LINDA MALIN


                                 ---------------------------------------------
                                 ERIC STEINBERG


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                                 ---------------------------------------------
                                 LEON FERGUSON


                                 ---------------------------------------------
                                 ANTHONY G. HUSTON


                                 ---------------------------------------------
                                 MARILYN WALDORF


                                 ---------------------------------------------
                                 LEONARD MALIN


                                 MALIN GROUP MEMBERS:

                                 LAN/WAN, INC.

                                 By:
                                   --------------------------------------------
                                   Robert Malin, President


                                   ATLANTIC GROUP, INC.

                                 By:
                                   --------------------------------------------
                                   Steven Malin, President


                                 KETER CORP.

                                 By:
                                   --------------------------------------------
                                   Linda Malin, President


                                 ----------------------------------------------
                                 STEVEN MALIN


                                 ----------------------------------------------
                                 ANTHONY G. HUSTON

                                 ----------------------------------------------
                                 ERIC STEINBERG



                                       8
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                                    EXHIBIT A

                     EXCEPTIONS TO REPRESENTATIONS OCCURRING

                              SINCE MARCH 27, 2002


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